The Index to Exhibits is on Page 8 of this document.

        As filed with the Securities and Exchange Commission on October 26, 1998
                                               Registration No. 333-____________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933


                                  ADAPTEC, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                          94-2748530
------------------------                    ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)

                          691 South Milpitas Boulevard
                           Milpitas, California 95035
                    (Address of principal executive offices)


                 ADAPTEC, INC. 1986 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the Plan)


                               LAURENCE B. BOUCHER
                             Chief Executive Officer
                                  ADAPTEC, INC.
                          691 South Milpitas Boulevard
                           Milpitas, California 95035
                                 (408) 945-8600
            (Name, address and telephone number of agent for service)


                                   Copies to:
                           HENRY P. MASSEY, JR., ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                        Palo Alto, California 94304-1050
                                 (650) 493-9300

================================================================================

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
                                                                       Proposed             Proposed
                Title of                                               Maximum               Maximum
               Securities                         Amount               Offering             Aggregate             Amount of
                  to be                           to be                 Price               Offering            Registration
               Registered                     Registered (1)          Per Share               Price                  Fee
---------------------------------------------------------------------------------------------------------------------------------
Common Stock
  $.001 par value, to be issued
  under the Adaptec, Inc.
  1986 Employee Stock
  Purchase Plan                                  5,000,000            $11.1875(2)          $55,937,500            $15,551
=================================================================================================================================

(1) For the sole purpose of calculating the registration fee, the number of shares to be registered under this Registration Statement is the number of additional shares authorized to be issued under the Adaptec, Inc. 1986 Employee Stock Purchase Plan.

(2) Estimated in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") solely for the purpose of calculating the registration fee. Computation based upon the average of the high and low prices of the Common Stock as reported on The Nasdaq National Market on October 19, 1998 because the prices at which shares will be purchased in the future is not currently determinable.

           PART II: INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. Information Incorporated by Reference

        The following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference:

     (a) The Annual Report on Form 10-K of Adaptec, Inc. (the "Registrant"), Commission file no. 0-15071, filed on June 26, 1998 pursuant to
          Section 13 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

     (b) The Registrant's Current Report on Form 8-K, Commission file no. 0-15071, filed on September 25, 1998 pursuant to Section 13 of the Exchange Act.

          The Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998, Commission file no. 0-15071, filed on August 13, 1998 pursuant to Section 13 of the Exchange Act.

     (c) Items 1 and 2 of the Registrant's Registration Statement Amendment on Form 8-A filed on July 20, 1992 pursuant to Section 12 of the Exchange Act.

          Exhibit 1 to Amendment No. 4 on Form 8-A (filed on January 14, 1997) to the Registrant's Registration Statement on Form 8-A, Commission file no. 0-15071, filed on May 11, 1989 pursuant to Section 12 of the Exchange Act.

        All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4. Description of Securities

        Not applicable.

ITEM 5. Interests of Named Experts and Counsel

        Not applicable.

ITEM 6. Indemnification of Directors and Officers

        The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability
(i) for any breach of their duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

        The Company's Bylaws provide that the Company shall indemnify its directors and officers and may indemnify its employees and other agents to the fullest extent permitted by law. The Company's Bylaws also permit the Company to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Company would have the power to indemnify him or her against such liability under the General Corporation Law of Delaware. The Company currently has secured such insurance on behalf of its officers and directors.

        The Company has entered into agreements to indemnify its directors and officers, in addition to indemnification provided for in the Company's Bylaws. Subject to certain conditions, these agreements, among other things, indemnify the Company's directors and officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or officer of the Company, any subsidiary of the Company or any other company or enterprise to which the person provides services at the request of the Company.

ITEM 7. Exemption From Registration Claimed

        Not applicable.

ITEM 8. Exhibits

        4.1(1)   Second Amended and Restated Rights Agreement, dated as of
                 December 5, 1996 between the Registrant and ChaseMellon
                 Shareholder Services, LLC, New York, NY, including the
                 Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

        4.2(2) First Amendment, dated March 12, 1998, to the Second Amended and Restated Rights Agreement, dated as of December 5, 1996 between the Registrant and ChaseMellon Shareholder Services,
                 LLC, New York, NY, including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

        4.3(3)   Indenture dated as of February 3, 1997 between Registrant and
                 State Street Bank and Trust Company.

        4.4(2)   First Supplemental Indenture dated as of March 12, 1998 between
                 Registrant and State Street Bank and Trust Company.

        5.1      Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                 Corporation, as to legality of securities being registered.

                                       2

        23.1     Consent of Independent Accountants.

        23.2     Consent of Wilson Sonsini Goodrich & Rosati, Professional
                 Corporation (see Exhibit 5.1).

        24.1     Power of Attorney (see Page 5).

        99.1     The Registrant's 1986 Employee Stock Purchase Plan, as amended.

        ----------------------

        (1)      Incorporated by reference to Exhibit 1 to Amendment No. 4 on
                 Form 8-A (filed January 14, 1997) to the Registrant's
                 Registration Statement (Commission File No. 0-15071) on
                 Form 8-A filed with the Commission on May 11, 1989.

        (2)      Incorporated by reference to exhibits to the Registrant's
                 Annual Report on Form 10- K, Commission file no. 0-15071, filed with the Commission on June 26, 1998.

        (3)      Incorporated by reference to exhibits to the Registrant's
                 Registration Statement Number 333-24557 on Form S-1, filed with the Commission on April 4, 1997.

ITEM 9. Undertakings

        A.   The undersigned Registrant hereby undertakes:

             (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

             (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

             (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on the 23rd day of October, 1998.

                                       ADAPTEC, INC.

                                       By: /s/ Laurence B. Boucher
                                           -------------------------------------
                                           Laurence B. Boucher
                                           Chief Executive Officer and Director


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Laurence B. Boucher and Robert N. Stephens, jointly and severally, as his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


                  NAME                                            TITLE                                    DATE
-----------------------------------     ------------------------------------------------------     ------------------------
/s/ Laurence B. Boucher                    Chief Executive Officer and Director                      October 23, 1998
------------------------------
Laurence B. Boucher

/s/ Andrew J. Brown                        Vice President, Corporate Controller (Principal           October 23, 1998
------------------------------             Financial Officer and Principal Accounting Officer)
Andrew J. Brown

                                           Director                                                  October 23, 1998
------------------------------
John G. Adler

/s/ Carl J. Conti                          Director                                                  October 23, 1998
------------------------------
Carl J. Conti

/s/ John East                              Director                                                  October 23, 1998
-----------------------------
John East

/s/ Ilene H. Lang                          Director                                                  October 23, 1998
------------------------------
Ilene H. Lang

/s/ Robert J. Loarie                       Director                                                  October 23, 1998
------------------------------
Robert J. Loarie

/s/ B.J. Moore                             Director                                                  October 23, 1998
------------------------------
B.J. Moore


                  NAME                                            TITLE                                    DATE
--------------------------------------------------------------------------------------------------------------------------
/s/ W. Ferrell Sanders                    Director                                                  October 23, 1998
------------------------------
W. Ferrell Sanders


/s/ Philip E. White                       Director                                                  October 23, 1998
------------------------------
Phillip E. White


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


             ------------------------------------------------------

                                    EXHIBITS

             ------------------------------------------------------


                       Registration Statement on Form S-8

                                  ADAPTEC, INC.

                                October 26, 1998

                                INDEX TO EXHIBITS

        Exhibit                                                                                      Page
        Number                                                                                        No.
        -------                                                                                      ----
        4.1(1)    Second Amended and Restated Rights Agreement, dated as of
                  December 5, 1996 between the Registrant and ChaseMellon
                  Shareholder Services, LLC, New York, NY, including the
                  Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

        4.2(2) First Amendment, dated March 12, 1998, to the Second Amended and Restated Rights Agreement, dated as of December 5, 1996 between the Registrant and ChaseMellon Shareholder Services,
                  LLC, New York, NY, including the Certificate of Determination, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.

        4.3(3)    Indenture dated as of February 3, 1997 between Registrant and
                  State Street Bank and Trust Company.

        4.4(2) First Supplemental Indenture dated as of March 12, 1998 between Registrant and State Street Bank and Trust Company.

        5.1       Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation, as to legality of securities being registered.

        23.1      Consent of Independent Accountants.

        23.2      Consent of Wilson Sonsini Goodrich & Rosati, Professional
                  Corporation (see Exhibit 5.1).

        24.1      Power of Attorney (see Page 5).

        99.1 The Registrant's 1986 Employee Stock Purchase Plan, as amended.

        -----------------------

        (1)       Incorporated by reference to Exhibit 1 to Amendment No. 4 on
                  Form 8-A (filed January 14, 1997) to the Registrant's
                  Registration Statement (Commission File No. 0-15071) on Form
                  8-A filed with the Commission on May 11, 1989.

        (2)       Incorporated by reference to exhibits to the Registrant's
                  Annual Report on Form 10-K (Commission file no. 0-15071), filed with the Commission on June 26, 1998.

        (3)       Incorporated by reference to exhibits to the Registrant's
                  Registration Statement Number 333-24557 on Form S-1, filed with the Commission on April 4, 1997.
